SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the registrant [ X ]
Filed by a party other than the Registrant [  ]
Check the appropriate box:

[ X ] Preliminary proxy statement
[  ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive proxy statement
[  ] Definitive additional materials
[  ]  Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12

BLASTGARD INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[ X ]           No fee required.
[     ]           Fee computed on table below per Exchange Act Rules 14a-6(i4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:
(2)           Form, Schedule or Registration Statement No.
(3)           Filing Party:
(4)           Date Filed:

Morse & Morse, PLLC
1400 Old Country Road
Suite 302
Westbury, New York  11590
Telephone: (516) 487-1446
Facsimile: (516) 487-1452

Securities & Exchange Commission	December 17, 2010
450 Fifth Street NW Washington, DC 20549

Re:  BlastGard International, Inc.
 File No. 000-53756

Gentlemen:

Pursuant to Regulation 14a-6(a), we have electronically filed preliminary copies of the Proxy Statement and Proxy Cover for the above captioned corporation together with a preliminary copy of the form of Proxy.  The Registrant intends to attach its Form 10-K (without exhibits) for its fiscal year ended December 31, 2009 as  Exhibit A to the Proxy Statement in satisfaction of the requirement of delivering a definitive  annual report to stockholders in accordance with Regulation 14a-3(b).

The Special Meeting in Lieu of an Annual Meeting relates to the election of directors and ratification of an increase in the authorized number of shares of common stock via an amendment to the company's Articles of Incorporation.  Definitive copies of the Proxy Statement containing BlastGard's annual report on Form 10-K attached as an exhibit thereto and Proxy Card will be mailed to stockholders on or about December 28, 2010.

Very truly yours,

MORSE & MORSE, PLLC

/s/ Steven Morse

SM:ag
Enclosures

Preliminary Copies

BLASTGARD INTERNATIONAL, INC.

NOTICE OF A SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING
OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 4, 2011 AT 10:00 A.M.

IMPORTANT NOTICE:

THE COMPANY'S PROXY STATEMENT AND 2009 ANNUAL REPORT ARE AVAILABLE AND CAN BE ACCESSED DIRECTLY AT THE FOLLOWING INTERNET ADDRESS: www.blastgardintl.com.

To our Shareholders:

Notice is hereby given that a Special Meeting in Lieu of an Annual Meeting of Shareholders of BlastGard International, Inc. (“BGI”), a Colorado corporation, will be held at 2451 McMullen Booth Road, Suite 242, Clearwater, FL 33759 on February 4, 2011 at the hour of 10:00 A.M. local time for the following purposes:

(1)           To elect four directors of BGI for the coming year;

(2)           To ratify, adopt and approve an amendment to BGI's Articles of Incorporation to increase the authorized number of shares of Common Stock to 500,000,000, $.001 par value; and

(3)           To transact such other business as may properly come before the Meeting.

Only BGI’s shareholders of record at the close of business on December 23, 2010 are entitled to notice of and to vote at the Special Meeting in Lieu of an Annual Meeting or any postponements or adjournments thereof.

By Order of the Board of Directors
/s/ Michael Gordon, Chief Executive Officer and Chief Financial Officer

December 28, 2010

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

[Left blank intentionally.]

BlastGard International, Inc.
2451 McMullen Booth Road, Suite 242,
Clearwater, FL 33759
(727) 592-9400

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of BlastGard International, Inc. (“BGI” or the “Company”) in connection with the solicitation of proxies for use at the Special Meeting in Lieu of an Annual Meeting of Shareholders referred to in the foregoing Notice.  It is contemplated that this Proxy Statement (which includes the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2009, exclusive of exhibits), together with the accompanying form of proxy will first be mailed on or about December 28, 2010 to shareholders of record on the close of business on December 23, 2010 (the “Record Date”).  Stockholders may also view our Notice of Meeting, Proxy Statement, Annual Report and Proxy at www.blastgardintl.com.

This Proxy Statement contains information relating to a Special Meeting in Lieu of an Annual Meeting of Shareholders of BlastGard International, Inc. to be held on February 4, 2011, beginning at 10:00 a.m. local time, at 2451 McMullen Booth Road, Suite 242, Clearwater, FL 33759 and any postponements or adjournments thereof.

ABOUT THE MEETING

What is the purpose of the Special Meeting in Lieu of an Annual Meeting?

            At the Special Meeting in Lieu of an Annual Meeting, shareholders will act upon the matters listed in the Notice of Meeting and any other matters that properly come before the meeting.

Who can vote at the Meeting?

All shareholders of record at the close of business on the Record Date of December 23, 2010 are entitled to vote at the Special Meeting in Lieu of an Annual Meeting and any postponements or adjournments of the meeting.

What are the voting rights of the holders of the common stock?

            Holders of our Common Stock will vote on all matters to be acted upon at the Special Meeting in Lieu of an Annual Meeting.  Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the Meeting.

 Who can attend the Meeting?

            All shareholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting in Lieu of an Annual Meeting.  Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport.  If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.  Everyone must check in at the registration desk at the meeting.

How do I vote?

You may attend the Special Meeting in Lieu of an Annual Meeting and vote in person.  Alternatively, you may vote your shares by proxy through the mail.  To vote by mail, simply mark, sign and date your proxy card and return it in the postage-paid envelope provided for receipt by us through our transfer agent, Corporate Stock Transfer, prior to February 4, 2011 (proxy cards received on or after February 4, 2011 will not be counted).

If you want to vote in person at the Special Meeting in Lieu of an Annual Meeting and you hold BGI Common Stock in street name, you must obtain a proxy card from your broker and bring that proxy card to the Meeting, together with a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

           Please also note that by casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Is my vote confidential?

Yes.  Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except in certain circumstances where it is important to protect the interests of BGI and its shareholders.

What if I do not indicate my preference on the proxy card?

If you do not indicate how you would like your shares to be voted for a particular proposal, your shares will be voted FOR the election of the nominated slate of directors and in favor of Proposal No. 2.  As to other matters as may properly come before the meeting (or any adjournments or postponements thereof), the proxy holders will vote as recommended by the Board of Directors.  If no such recommendation is made, the proxy holders will be authorized to vote upon such matters in their own discretion.

Can I change my vote after I return my proxy card?

Yes.  Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with Corporate Stock Transfer, Attention: Proxy Department, 3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209 either a notice of revocation or a duly executed proxy bearing a later date.  The powers of the proxy holders will be suspended if you attend the Special Meeting in Lieu of an Annual Meeting in person and request to recast your vote. Attendance at the Meeting will not, by itself, revoke a previously granted proxy.

What constitutes a quorum?

As of December 23, 2010, BGI had approximately _________  shares of its Common Stock outstanding.  In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the Record Date.  The presence at the Special Meeting in Lieu of an Annual Meeting, in person or by proxy, of the holders entitled to cast at least a majority of votes which all shareholders are entitled to cast as of the Record Date will constitute a quorum.  Broker non-votes, abstentions and votes withheld count as shares present at the Annual Meeting for purposes of a quorum.

What are the recommendations of the Board of Directors?

Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.  The Board’s recommendations are set forth below.  In summary, the Board recommends a vote FOR the election of the nominated slate of directors and in favor of Proposal No. 2.

The proxy holders will vote as recommended by the Board of Directors with respect to any other matter that properly comes before the Special Meeting in Lieu of an Annual Meeting.  If the Board of Directors on any such matter gives no recommendation, the proxy holders will vote in their own discretion.

What vote is required to approve each proposal?

Proposal No. 1. Election of Directors.  The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors in Proposal No. 1.  A properly executed proxy marked “WITHHOLD” authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.  Thus, the four candidates with the most affirmative votes will be elected at the Annual Meeting.

Proposal No. 2.  Proposal No. 2 and any other proposals that come before our meeting will be decided by a majority of the votes cast at the meeting.  In this respect, Section 7-107-206 of the Colorado Revised Statutes provides that if a quorum exists, action on a matter (other than the election of directors) by our common stockholders as the sole voting group is approved if the votes cast at the meeting with the voting group favoring the action exceed the votes cast within the voting group approving the action.  As of the date of this Proxy Statement, the Board of Directors knows of no other matters that will be presented at the meeting.

           Broker Non-Votes.  If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  Routine matters include the election of directors (i.e. Proposal No. 1).  Non-routine matters include Proposal No. 2 and all other proposals that may come before the meeting.  Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on non-routine matters and will not be counted in the voting results. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum. Accordingly, broker non-votes will not be counted toward a nominee’s total of affirmative votes in the election of directors or in connection with Proposal No. 2 and will have no effect on the approval of any other proposals that may come before the meeting.

Who conducts the proxy solicitation and how much will it cost?

BGI is soliciting the proxies and will bear the cost of the solicitation. BGI has not retained any outside firm to aid in the solicitation and it does not intend to use specially engaged employees or paid solicitors for such solicitation. BGI may ask its officers and other employees, without compensation other than their regular compensation, to solicit proxies by further mailing or personal conversations, or by telephone, facsimile, internet or other means of electronic transmission. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Incorporated by reference is the contents of Item 10 of BGI’s Form 10-K for its fiscal year ended December 31, 2009, a copy of which is annexed to this Proxy Statement as Exhibit A.

EXECUTIVE COMPENSATION

Incorporated by reference is the contents of Item 11 of BGI’s Form 10-K for its fiscal year ended December 31, 2009, a copy of which is annexed to this Proxy Statement as Exhibit A.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Incorporated by reference is the contents of Item 12 of BGI’s Form 10-K for its fiscal year ended December 31, 2009, a copy of which is annexed to this Proxy Statement as Exhibit A.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Incorporated by reference is the contents of Item 13 of BGI’s Form 10-K for its fiscal year ended December 31, 2009, a copy of which is annexed to this Proxy Statement as Exhibit A.

FINANCIAL AND OTHER INFORMATION

Accompanying this Proxy Statement as Exhibit A is the Company's 2009 Annual Report on Form 10-K for its fiscal year ended December 31, 2009 (excluding exhibits).  The Company hereby incorporates by reference into this Proxy Statement the remaining financial and other information contained in the Company's 2009 Annual Report.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Management recommends that you vote in favor of the four nominees named to the Board of Directors.  Directors will be elected by a plurality of the votes cast at the Meeting.

Proposal and Required Vote

Four directors are to be elected at the 2010 Annual Meeting for terms of one year each and until their successors shall be elected and qualified.  It is intended that votes will be cast pursuant to such proxy for the election of the four persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld.  All four of the nominees named in the table below are now incumbent members of the Board of Directors.  In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors.  The election of each of Andrew R. McKinnon, James F. Gordon, Michael J. Gordon and Paul Henry as directors requires the affirmative vote of a plurality of the total number of votes cast by the holders of shares of our Common Stock voting together as a single class.

The Board recommends that stockholders vote FOR the election of each of its nominees for director below.

Information Concerning Director Nominees

Background information about the Board's nominees for election, as well as information regarding additional experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve on the Board is set forth below.

The following table sets forth information concerning each proposed nominee of the Company.

Name (1)	Age	First Became Director and/or Officer	Principal Occupation
Andrew R. McKinnon	63	2007	Phoenix Alliance Corp. - CEO
James F. Gordon (2)	67	2004	President, Chairman of the Board
Michael J. Gordon (2)	53	2004	Chief Executive Officer, Chief Financial Officer
Paul W. Henry	63	2010	Consultant
__________________

(1)	Directors are elected at the annual meeting of stockholders and hold office until the following annual meeting.

(2)	James F. Gordon and Michael J. Gordon are brothers.

Indemnification of Executive Officers

James F. Gordon is President and Director of Blast Mitigating Receptacles, and Michael J. Gordon is Chief Executive Officer and Chief Financial Officer. The biographies of our directors and executive officers are provided below.

Andrew R. McKinnon – was BlastGard’s Chief Executive Officer from April 2007 through June 30, 2009 and a Board member since October 2007. Mr. McKinnon has been CEO of Phoenix Alliance Corp. and PAC Business Group since 2004. Mr. McKinnon is an internationally known public speaker and has been a turn-a-round specialist for the past twenty years. Mr. McKinnon and his wife, own one of Canada’s Premier Thoroughbred Breeding operations. As a past member of The International Speakers Bureau, Mr. McKinnon has spoken on various topics in 14 countries and participated in the re-organization of companies varying in size from multi-national to small franchise operations. Mr. McKinnon founded Horsebrokers International in 1995 and was its Chief Executive Officer until 2000. In 1980 Mr. McKinnon founded what was to become one of Canada’s largest specialty furniture franchise companies and subsequently sold the company in 1986. In 1973, Mr. McKinnon co-founded a small Floor Coverings Company that by 1978 had become the largest volume retailer in Canada and subsequently sold the company in 1979. Mr. McKinnon has served as a sponsor and advisor to the fundraising committee of Olds College, Alberta Horse Industries Branch, the re-election campaign fund in Western Canada for the late Prime Minister Pierre Elliot Trudeau and as a Sponsor of The Calgary Stampede. Mr. McKinnon brings to the Board over 30 years of diversified business experience, as well as expertise in mergers and acquisitions, the successful integration of acquired companies, turnaround consulting and providing equity investments. All of Mr. McKinnon's management skills allow him to provide significant leadership and vision to the Board of Directors.

James F. Gordon – Executive Officer and Board member since January 2004. As co-inventor of BlastWrap®, Mr. Gordon is responsible for the overall policies, management development and the Company’s future expansion and promotion of BlastWrap® products. Mr. Gordon has 25 years of sales and marketing experience as a licensed real estate broker and appraiser. He co-founded and was Vice President of Sea Gull Ltd. Builders, a successful land development and construction company. For sixteen years, Mr. Gordon designed and constructed executive single-family homes. He later focused on the design, construction and sale of Medical Condo office buildings, and is considered by the New Jersey Courts as an expert in zoning and land development issues. From December 2000 to January 2004, Mr. Gordon was CEO of BlastGard, Inc. (an entity not related to our company, that had a license to a different blast mitigation technology that was different that the technology owned by our company). From 1995 to 2003, he was the President of Purple’s Inc. an award winning, 275 seat 1920’s Art Deco restaurant that he and his wife Bonnie, designed and built in 1995. Mr. Gordon received his Bachelor of Science Degree from Monmouth University, West Long Branch, New Jersey. Mr. Gordon is also a U.S. Army veteran. Mr. Gordon is the co-inventor of BlastWrap® and is acquainted with all of BlastWrap®'s potential uses and BGI sales and marketing activities. He brings to the Board this knowledge and his contacts within our industry. He also brings a valuable entrepreneurial perspective from his experience with several development stage companies.

Michael J. Gordon –Executive Officer and Board member since January 2004. From January 2003 to January 2004, Mr. Gordon devoted a majority of his time in the development and marketing of BlastGard, Inc. (an entity not related to our company, that had a license to a different blast mitigation technology that was different that the technology owned by our company). From April 1998 through December 2002, Mr. Gordon was Vice President and a Board member of BBJ Environmental Solutions, which conducts research on the causes of, and develops solutions to, biologically related indoor air quality problems, including research in bio-defense and emerging infectious diseases, such as Anthrax. From August 1987 through December 1997, Mr. Gordon was employed by Phoenix Information Systems Corp., where he was responsible for overseeing administrative operations, the filing of all SEC reports and documents, company news releases and public relations. Before joining Phoenix, Mr. Gordon served as Director of Legacies and Planned Giving for the American Cancer Society. Mr. Gordon received his Bachelor of Science degree from the State University of New York in 1980. Mr. Gordon's extensive business, management, executive and leadership experience in a variety of industries, particularly qualifies him to serve on the Board. He also brings a valuable entrepreneurial perspective from his experience with several development stage companies.

 Paul W. Henry - In February 2010, Paul Henry was appointed to fill a vacancy on the board of directors. Mr. Henry is currently an independent consultant for hire. From 2008 to September 2010, Mr. Henry has served in new business development for Colchis Capital Management of San Francisco, an alternative investment management firm.  Since 1987, Mr. Henry has served as an investment banker, business advisor, and/or director of several start-up and emerging companies, including the following: Caithness Energy, an independent power producer based in New York City; Essex Investment Management Company, an investment advisory firm based in Boston, Massachusetts; Phoenix Information Systems, an information technology and services company based in St. Petersburg, Florida; DragonHorse International, a China business development company based in Florida; and Prescott & Forbes, a start-up materials science company based in Indianapolis, Indiana. From 1983 to 1987, Mr. Henry was employed by Connecticut Financial Management Company in Boston as a personal financial advisor.  Mr. Henry has a BA in economics from Yale University and an MBA from Northeastern University Graduate School of Business. Mr. Henry's extensive business experience in a variety of industries, particularly qualifies him to serve on the Board.

Lack of Nominating Committee

The Board of Directors has acted as the nominating committee for the Company and no separate nominating committee has been formed to date. This type of committee, if one existed, would be responsible for identifying and recommending the director nominees to be selected by the Board of Directors for each annual meeting of shareholders and reviewing any shareholder nominees; implementing the Board’s criteria for selecting new directors; developing, reviewing and recommending to the Board a set of corporate governance policies applicable to BGI; providing oversight for the evaluation of the performance of the Board of Directors; and adopting a written charter.  Management believes that the cost of having a nominating committee for BGI as a Smaller Reporting Company outweighs the benefits that may be derived from implementing such a committee.

On December 14, 2010, our Board of Directors acting as its own nominating committee by resolution approved four nominees who are each incumbent members of the Board for re-election to the Board in accordance with such Guide. Based upon the size of the Company and the Board’s familiarity with the Company since its inception, the Board also has determined that each of the Directors is qualified to suggest nominees for consideration to the nominating committee. The Board of Directors, when acting as the nominating committee, is generally responsible for:

•	Developing a nomination process for candidates to the Board of Directors;

•	Establishing criteria and qualifications for membership to the Board of Directors;

•	Identifying and evaluating potential Director nominees;

•	Filling vacancies on the Board of Directors; and

•	Recommending nominees for election or re-election.

The Board of Directors, when fulfilling the duties of a nominating committee, does not operate under a charter and it does not have a policy with regard to the consideration of any Director candidates recommended by members.

Director Qualifications.  Paul Henry is currently the sole independent director of the Company. Our Board has not established specific minimum qualifications for director candidates. However, the candidates for Board membership should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Ethics. Candidates and nominees must reflect a Board that is comprised of directors who (i) have broad and relevant experience, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness and enhance long-term shareholder value, and (iv) meet other requirements as may be required by applicable rules, such as independence and financial expertise with respect to potential Audit Committee members. The Board does not have a specific policy as to diversity of the Board. However, with respect to diversity in its deliberations, the Board considers the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board's overall effectiveness. These factors, and others as considered useful by our Board acting as its own nominating and governance committee, will be reviewed in the context of an assessment of the perceived needs of our Board of Directors at a particular point in time. As a result, the priorities and emphasis of our Board of Directors may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. Consideration of new director candidates is expected to involve a series of Board discussions, review of information concerning candidates and interviews with selected candidates. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Candidates for nomination to our Board of Directors in our past typically have been suggested by other members of our Board of Directors. From time to time, our Board acting as its own nominating committee may in the future (although it has not done so in the past) engage the services of a third party search firm to identify director candidates.

Stockholder Recommendations of Director Candidates

Although our Board acting as its own nomination committee does not have a formal policy on stockholder nominations, it will consider candidates proposed in writing by stockholders, provided such proposal meets the eligibility requirements (i.e. ownership of at least 2% of the outstanding common shares) for submitting stockholder nominations for inclusion in our next Proxy Statement and is accompanied by certain required information about the candidate. If an eligible stockholder wishes to recommend a nominee, he or she should submit such recommendation in writing to our Chief Executive Officer, Michael Gordon, at BlastGard International, Inc., 2451 McMullen Booth Road, Suite 242, Clearwater, FL 33759 by the deadline set forth herein under “Deadline for Receipt of Stockholder Proposals.” Information provided with the stockholder recommendation should specify the following information: (a) the name and address of the nominee; (b) the name and address of the stockholder making the nomination; (c) the number of shares of our Common Stock entitled to vote at such meeting held by the stockholder; (d) a representation that the nominating stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice; (e) the nominee’s qualifications for membership on our Board of Directors; (f) all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director; (g) a description of all arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder; (h) all other companies to which the nominee is being recommended as a nominee for director; and (i) a signed consent of the nominee to cooperate with reasonable background checks and personal interview, and to serve as a director, if elected. Candidates proposed by stockholders will be evaluated by our Board acting as its own nominating committee using the same criteria as for all other candidates. In evaluating director candidates, our Board members may conduct interviews with candidates and make recommendations to other Board members. The Board may retain, at its discretion, third-party consultants to access the skills and qualifications of the candidates. Our Board acting as its own nominating committee has not received any nominations from any of our stockholders in connection with this Annual Meeting.

 If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in BGI’s proxy card for the shareholder meeting at which his or her election is recommended.

Shareholders also have the right to nominate director candidates themselves, without any prior review or recommendation by the Board, by the procedures set forth herein under “Deadline for Receipt of Stockholder Proposals.”

 Shareholder Communications

The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances and subject to any required assistance or advice from legal counsel, Chief Executive Officer, Michael J. Gordon, is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the other directors as he considers appropriate.

Communications will be forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications. Shareholders who wish to send communications on any topic to the Board for its consideration should address such communications to c/o Michael J. Gordon, Chief Executive Officer, at BlastGard International, Inc., 2451 McMullen Booth Road, Suite 242, Clearwater, FL 33759.

Corporate Governance

       Our business, property and affairs are managed by, or under the direction of, our Board, in accordance with the General Corporation Law of the State of Colorado and our By-Laws. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other key members of management, by reviewing materials provided to them by management.

We continue to review our corporate governance policies and practices by comparing our policies and practices with those suggested by various groups or authorities active in evaluating or setting best practices for corporate governance of public companies. Based on this review, we have adopted, and will continue to adopt, changes that the Board believes are the appropriate corporate governance policies and practices for our Company. We have adopted changes and will continue to adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 and subsequent rule changes made by the SEC and any applicable securities exchange.

Director Qualifications and Diversity

       The board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the board’s deliberations and decisions. Candidates shall have substantial experience with one or more publicly traded companies or shall have achieved a high level of distinction in their chosen fields. The board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in the defense, sales and marketing and capital market industries.

       In evaluating nominations to the Board of Directors, our Board also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. Qualified candidates for membership on the Board will be considered without regard to race, color, religion, sex, ancestry, national origin or disability.

Risk Oversight

        Enterprise risks are identified and prioritized by management and each prioritized risk is assigned to a board committee or the full board for oversight as follows:

       Full Board - Risks and exposures associated with corporate governance, and management and director succession planning, strategic, financial and execution risks and other current matters that may present material risk to our operations, plans, prospects or reputation.

       Audit Committee - Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, investment guidelines and credit and liquidity matters.

       Compensation Committee - Risks and exposures associated with leadership assessment, and compensation programs and arrangements, including incentive plans.

Board Leadership Structure

       The Chairman of the Board presides at all meetings of the Board. The Chairman is appointed on an annual basis by at least a majority vote of the remaining directors. Currently, the offices of Chairman of the Board and Chief Executive Officer are separated. The company has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer.

Review of Risks Arising from Compensation Policies and Practices

       We have reviewed our compensation policies and practices for all employees and concluded that any risks arising from our policies and practices are not reasonably likely to have a material adverse effect on the Company.

Audit Committee

The sole member of the Company’s audit committee is Paul Henry. However, it is intended that Mr. Henry will commence performing these duties after January 1, 2011. Joel Gold was the sole member before he resigned from the Board in February 2010. Management believes that Mr. Henry is an independent director and he may be deemed to be a “Financial Expert” within the meaning of Sarbanes Oxley Act of 2002, as amended. Under the National Association of Securities Dealers Automated Quotations (“NASDAQ”) definition, an “independent director means a person other than an officer or employee of the Company or its subsidiaries or any other individuals having a relationship that, in the opinion of the Company’ board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The board’s discretion in determining director independence is not completely unfettered.” Further, under the NASDAQ definition, an independent director is a person who (1) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years), employed by the company; (2) has not (or whose immediate family members have not) been paid more than $60,000 during the current or past three fiscal years;  (3) has not (or whose immediately family has not) been a partner in or controlling shareholder or executive officer of an organization which the company made, or from which the company received, payments in excess of the greater of $200,000 or 5% of that organizations consolidated gross revenues, in any of the most recent three fiscal years; (4) has not (or whose immediate family members have not), over the past three years been employed as an executive officer of a company in which an executive officer of BlastGard has served on that company’s compensation committee; or (5) is not currently (or whose immediate family members are not currently), and has not been over the past three years (or whose immediate family members have not been over the past three years) a partner of BlastGard’s outside auditor.

The term “Financial Expert” is defined as a person who has the following attributes: an understanding of generally accepted accounting principals and financial statements; has the ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

We can provide no assurances that we will be able to in the future fill the Audit Committee vacancy with an "independent director" who may be deemed a "financial expert." Until this vacancy is filled, our Board of Directors will function as its own Audit Committee.

Effective February 16, 2006, the Board adopted a written charter for its Audit Committee.  The charter includes, among other things:

annually reviewing and reassessing the adequacy of the committee’s formal charter;

reviewing the annual audited financial statements with the Company's management and its independent auditors and the adequacy of its internal accounting controls;

reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;

being directly responsible for the appointment, compensation and oversight of the independent auditor, which shall report directly to the Audit Committee, including resolution of disagreements between management and the auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;

reviewing the independence of the independent auditors;

reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management;

reviewing all related party transactions on an ongoing basis for potential conflict of interest situations; and

all responsibilities given to the Audit Committee by virtue of the Sarbanes-Oxley Act of 2002 (which was signed into law by President George W. Bush on July 30, 2002) and all amendments thereto.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”).  Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish us with copies of all Section 16(a) forms they file. During fiscal 2009, none of our officers, directors or 10% or greater stockholders filed any forms late to the best of our knowledge.

Director and Committee Meetings

During fiscal 2009, BGI’s Board of Directors held _____ meetings of its Board of Directors and they took action by unanimous written consent on _____ occasions, each of which was attended by all Board members.  Each Board member is welcome to attend our Special Meeting in Lieu of an Annual Meeting.  However, BGI has no policy in place requiring Board members attendance at such meeting.

Report of Board of Directors

In March 2010, the Board of Directors in lieu of its Audit Committee discussed the 2009 audited financial statements of the Company with Management and Peter Messineo, CPA.  Management has the primary responsibility for the financial statements and the reporting process.  The Board has discussed with Peter Messineo, CPA the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T.  The Board has received the written disclosures and the letter from Peter Messineo, CPA required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No, 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with Peter Messineo, CPA the independent accountant’s independence.  The Board has determined that Peter Messineo, CPA is independent from BGI and its management.

During the past fiscal year and through the mailing date of this Proxy Statement, Paul Messineo CPA has not provided any financial information systems design and implementation services or any other non-audit services to the Company except for the review of the Company’s quarterly reports, preparation of corporate tax returns, tax research and other related professional consulting services.  The Company does not anticipate Paul Messineo CPA providing any financial information systems design and implementation services and any other non-audit services to the Company which would be incompatible with maintaining the independence of Paul Messineo CPA.  The fees paid by the Company to Paul Messineo CPA for the fiscal year ended December 31, 2009 are described in Item 14 of the Company’s Form 10-K for its fiscal year ended December 31, 2009, which is annexed to this Proxy Statement as Exhibit A and is incorporated herein by reference.

In March 2010, the Board reviewed the audited consolidated financial statements of the Company which were to be included in the 2009 Form 10-K for filing with the Securities and Exchange Commission and considered the aforementioned matters and it then recommended the approval of said financial statements and their inclusion in the Form 10-K filing.

BOARD OF DIRECTORS

Paul W. Henry, Director
Michael J. Gordon, Director
Andrew R. McKinnon, Director
James F. Gordon, Director

Compensation Committee Interlocks and Insider Participants

None.

PROPOSAL NO. 2
PROPOSAL TO RATIFY AN
INCREASE THE NUMBER OF AUTHORIZED SHARES
 OF OUTSTANDING COMMON STOCK FROM 100,000,000 COMMON SHARES, $.001 PAR VALUE, TO 500,000,000 COMMON SHARES, $.001 PAR VALUE, BY WAY OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

Management recommends that you vote in favor of the ratification, adoption and approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized common shares to 500,000,000.

This Proposition will be decided by a majority of the votes cast at the Meeting of Stockholders by the holders of shares entitled to vote thereon.

The Company's Board of Directors has proposed increasing the number of authorized shares of outstanding Common Stock from 100,000,000 common shares, $.001 par value, to 500,000,000 common shares, $.001 par value. A copy of the proposed amendment to the Articles of Incorporation is annexed hereto as Appendix “B.”  The Company shall have the right to make any additional changes to the form of amendment included in Appendix B as required by the Colorado Secretary of State to complete such filing. The Board adopted a resolution proposing that an amendment (the “Amendment”) to Articles of Incorporation be presented to the stockholders to take action to effect this change in capital. See “Appendix B.”

The proposal is to increase the authorized number of shares of Common Stock from 100,000,000 shares to 500,000,000 shares, $.001 par value. The purpose of this amendment is to be able to have sufficient authorized, but unissued, Common Stock for present and future financing purposes. We have entered into an agreement with a non-affiliated party (the "Third Party") to provide financing to the Company of up to $3,500,000 initially at a price of $.03 per share; however, if such financing is completed, the average price of the financing will be lowered to an effective price of $.02 per share. As of the Record Date, the Company has received $______ of financing from this commitment and we can provide no assurances even if proposal no. 2 is approved by stockholders that the Third Party will be able to fulfill its commitment to the Company. In the event such Third Party is unable or unwilling to meet its commitment to the Company, the Company must seek additional financing for the Company and its subsidiary (subsidiaries) to remain a going concern.

The Company is also negotiating an acquisition which, if completed, would involve the issuance after the Record Date of up to 10,000,000 shares of the Company's presently authorized but unissued shares of Common Stock. In this event, the Company believes it has the authorized Common Stock presently available to complete such acquisition as certain note and/or warrant holders described below would agree to permit the Company to make available shares of Common Stock that would otherwise have been reserved for exercise of said notes and/or warrants. In such event, the increase in the authorized stock would permit the conversion or exercise of such outstanding securities.

As of the Record Date, the Company had outstanding _______ common shares and had outstanding options to purchase __________ shares and warrants exercisable into _________ shares of Common Stock. As of the Record Date, the Company has outstanding principal and accrued interest thereon on of $______ convertible into an aggregate of _________ common shares at a conversion price of $.03 per share.  The conversion ratio of the Notes and exercise price of certain outstanding warrants are subject to adjustment in the event of stock splits, stock dividends, combinations, reclassifications and the like and for sales of Common Stock at a purchase price below the current exercise price per share, which ranges from $.03 per share to $.10 per share. The proposal to have an additional 400,000,000 common shares authorized may be utilized for public and private issuances of Common Stock or other securities convertible into Common Stock in connection with financing transactions, acquisitions or other corporate transactions, as well as stock dividends, warrants, stock option plans and other stock-based incentive or compensation programs. Such additional authorized shares will allow us to meet our commitments to holders of convertible securities as we presently have a total of _______ shares reserved for issuance, which includes ______ shares in excess of our authorized capital (assuming the Company issues 10,000,000 shares after the Record Date to complete an acquisition from the Company's presently authorized but unissued shares). Further, in the event additional financing is raised, or raised at a price below the current conversion or exercise price per share, the availability of additional shares will be utilized for these financing purposes and to meet any ratcheting down of the exercise price in currently outstanding warrants and convertible debt. The availability of additional shares of Common Stock for issuance, without delay and expense of obtaining additional stockholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions which may arise in the future. The Company presently has no other specific plans to use any portion of its shares in connection with any acquisitions, corporate transactions or business combinations, although it is likely it will attempt to use such increase in authorized common shares to seek to raise additional financing necessary to survive as a going concern, the success of which cannot be assured.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending on the exact nature and circumstances of any actual issuances of authorized but unissued and unreserved shares. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company is not aware of any efforts to accumulate the Company’s securities and to obtain control of the Company and has no present intention or agreement requiring the issuance of any additional shares of Common Stock other than as described herein. The Company has no present intention of soliciting a stockholder vote on any proposal, or series of proposals, to deter takeovers. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, a future increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock has no preemptive rights to purchase additional shares, except for any rights of Debenture holders to participate in the private placement offering. The Board, within the limitations and restrictions contained in the Articles of Incorporation and without further action by the Company's holders of Common Stock, has the authority to issue Common Stock from time to time up to the maximum number of authorized common shares. This proposal does not affect any rights, privileges, powers or preferences of any of the Company’s common stockholders.

No dissenting stockholder will have a right of appraisal or right to receive payment for his stock by reason of such dissent.

It is expected that in the event proposal no. 2 is approved by stockholders, then an amendment to the Company’s Articles of Incorporation will be filed with the Secretary of State of the State of Colorado to increase the authorized number of shares of Common Stock, $.001 par value, from 100,000,000 shares to 500,000,000 shares. See “Appendix B.”

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Special Meeting in Lieu of an Annual Meeting.

AVAILABILITY OF SECURITIES AND EXCHANGE
COMMISSION’S FORM 10-K

THE COMPANY’S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2009 ON FORM 10-K INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A (EXCLUSIVE OF EXHIBITS AND SCHEDULES).  ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE WITHOUT CHARGE TO THE SHAREHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING BGI, ATTENTION: MICHAEL J. GORDON, CHIEF EXECUTIVE OFFICER, 2451 MCMULLEN BOOTH ROAD, SUITE 242, CLEARWATER, FL 33759.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the next annual meeting of shareholders must deliver the proposal to Michael J. Gordon, Chief Executive Officer of BlastGard International, Inc. at 2451 McMullen Booth Road, Suite 242, Clearwater, FL 33759:

•	Not later than August 31, 2011, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; and

•
Not later than August 31, 2011, if the proposal is submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934, in which case we are not required to include the proposal in our proxy materials. Such nominations and proposals for the next annual meeting of shareholders, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Chairman.

BLASTGARD INTERNATIONAL, INC.
/s/ Michael J. Gordon, Chief Executive Officer

Exhibt A

Form 10-K for the fiscal year ended December 31, 2009

Exhibit B
Corporations Section
1560 Broadway, Suite 200
Denver, CO 80202
(303) 894-2251
Fax  (303) 894-2242

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is  BLASTGARD INTERNATIONAL, INC.

SECOND: The following amendment to the Articles of Incorporation was adopted on  2011, as prescribed by the Colorado Business Corporation Act, in the following manner:

Such amendment was adopted by a vote of the shareholders.  The number of shares voted for the amendment was sufficient for approval.
THIRD:                      The corporations is amending article fourth of its articles of incorporation to read as follows:

FOURTH: CAPITAL STOCK. The total number of shares of all classes which the Corporation shall have authority to issue is 500,001,000, of which 1,000 shares shall be Preferred Shares, par value $0.001 per share, and 500,000,000 shall be Common Shares, par value $0.001 per share, and the designations, preferences, limitations, and relative rights of the shares of each class are as follows:

1. Preferred Shares: The Corporation may divide and issue the Preferred Shares in series. Preferred Shares of each series when issued shall be designated to distinguish them from the shares of all other series. The Board of Directors is hereby expressly vested with authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by these Articles of Incorporation and the laws of the State of Colorado in respect of the following:

a. The number of shares to constitute such series, and the distinctive designations thereof;

b. The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;

c. Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

d. The amount payable upon shares in event of involuntary liquidation;

e. The amount payable upon shares in event of voluntary liquidation;

f. Sinking fund or other provisions, if any, for the redemption or purchase of shares;

g. The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

h. Voting powers, as a class, to elect up to two directors to the Board of Directors, if any,

i. Any other relative rights and preferences of shares of such series including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any future series shall be subject.

2. Common Shares:

a. The rights of holders of Common Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution, winding up of the affairs of the Corporation shall be subject to the preferences, limitations, and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors of the Corporation providing for the issuance of one or more series of the Preferred Shares.

b. The holders of the Common Shares shall be entitled to one vote for each share of Common Shares held by them of record at the time for determining the holders thereof entitled to vote.

c. Unless otherwise ordered by a court of competent jurisdiction, at all meetings of stockholders a majority of the stockholders entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum.

d. The stockholders, by vote or concurrence of a majority of the outstanding shares of the Corporation, or any class or series thereof, entitled to vote on the subject matter, may take any action which, except for this provision, would require a two-thirds vote under the Colorado Business Corporation Act.

Signature
Name and Title:

14

PROXY
BLASTGARD INTERNATIONAL, INC.
SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING
To be held on February 4, 2011 at 10:00 A.M.
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of BlastGard International, Inc., a Colorado corporation (the “Company”), acknowledges receipt of the Notice of a Special Meeting in Lieu of an Annual Meeting of Shareholders and Proxy Statement, dated December 28, 2010 and hereby constitutes and appoints Michael J. Gordon and/or James F. Gordon or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Special Meeting in Lieu of an Annual Meeting of Shareholders of the Company to be held at 2451 McMullen Booth Road, Suite 242, Clearwater, FL 33759 (Phone No.: 727-592-9400) on February 4, 2011 at 10:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.           The election of the four directors nominated by the Board of Directors.

FOR all nominees listed below (except	WITHHOLD AUTHORITY to vote
as indicated below), please check here ___	for all nominees listed below,
please check here ___

Andrew R. McKinnon         James F. Gordon         Michael J. Gordon         Paul W. Henry

To withhold authority to vote for any individual nominee or nominees write such nominee’s or nominees’ name(s) in the space provided below.)
 ________________________________________________________________________________________

2.           To ratify, adopt and approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock to 500,000,000, $.001 par value.

FOR  ☐                                AGAINST  ☐                                            ABSTAIN  ☐

3.           In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a “FOR” designation for proposals Nos. 1 and 2.  This proxy when properly executed will be voted as directed.  If no direction is indicated, the proxy will be voted for the election of the four named individuals as directors.

Dated ___________________________, 2011
_________________________________________(L.S.)
_________________________________________(L.S.)

Email address (optional) _____________________________

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon.  When signing as joint tenants, all parties in the joint tenancy must sign.  When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.